CleanSpark Announces Agreement to Acquire GRIID Infrastructure Based on an enterprise value of $155 Million and Expansion Plans of over 400 MW in Tennessee

As a result of the transaction CleanSpark expects to add over 400 MW in Tennessee over the next 2 years

CleanSpark’s total announced, planned, and owned capacity now sits at over 1 GW of premium infrastructure in support of America’s rapidly advancing technological environment

Las Vegas, June 27, 2024—CleanSpark Inc. (Nasdaq: CLSK) (“CleanSpark”) and GRIID Infrastructure Inc. (Nasdaq: GRDI) (“GRIID”) announced today that they have entered into a definitive merger agreement pursuant to which CleanSpark will acquire all the issued and outstanding common stock of GRIID in an all-stock transaction. The total enterprise value, including payment and assumption of debt, of the transaction is $155 million. Concurrent with the signing of the merger agreement, the companies also entered into an exclusive hosting agreement for all currently available power, of which 20 MW will be allocated to CleanSpark effective immediately.

Under the terms of the merger agreement, GRIID stockholders will receive shares of CleanSpark common stock based upon an exchange ratio equal to the quotient obtained by dividing the aggregate merger consideration by the total number of shares of GRIID common stock issued and outstanding as of the closing date of the merger. The aggregate merger consideration is equal to the quotient obtained by dividing (x) the sum of (i) $155,000,000 minus (ii) the amount of GRIID’s outstanding liabilities as of the closing date of the merger (net of cash on hand) by (y) $16.587 (which is the volume-weighted average price of CleanSpark’s common stock for the two consecutive trading days prior to the date of the merger agreement).

CleanSpark will assume all outstanding debt and other obligations of GRIID pursuant to the merger. CleanSpark also provided GRIID with a $5 million dollar working capital loan and a pay-down bridge loan of approximately $50.9 million that was used to satisfy certain obligations of GRIID at signing. The loan is secured and is senior to all other outstanding debt of GRIID.

“We are looking forward to welcoming the GRIID team into the CleanSpark family and we are excited to apply the CleanSpark way, carefully honed alongside the communities we operate in Georgia and Mississippi, to GRIID’s impressive pipeline in Tennessee,” said Zach Bradford, CleanSpark’s CEO. “This acquisition would give us a clear and steady path over the next three years to accomplish in Tennessee what we proudly achieved in Georgia over the past three years. That achievement was to build out over 400 MW of infrastructure backed by valuable, long-term power contracts.”

“As we look at how the rest of this year is expected to unfold,” Bradford continued, “after closing we expect to focus in on the best opportunities in the GRIID pipeline. We anticipate that this will allow us to exceed 100 megawatts in Tennessee by the end of this calendar year and eventually grow that to 200 megawatts in 2025 before exceeding 400 megawatts in 2026. At every step of the way we will continue to work together with local communities as we build infrastructure capable of powering as much as one gigawatt of data center operations in Tennessee.”

“I am incredibly excited for the opportunity for GRIID to join the CleanSpark team. Together, we will achieve rapid growth in the Tennessee Valley” said Trey Kelly, GRIID’s CEO. “I am so proud of the business and team we have built at GRIID, so joining a company with a shared vision and values, like CleanSpark, makes for an ideal business combination.

“I have long admired CleanSpark’s track record of disciplined execution and I am looking forward to bringing that to our tremendous Tennessee power pipeline” said Harry Sudock, GRIID’s CSO. “Growing our portfolio of data centers in this attractive region positions us to continue strengthening the resilience of the power grid while delivering CleanSpark’s leading mining capabilities.”

GRIID operates bitcoin mining data centers in various cities and towns throughout Tennessee that are serviced by Tennessee Valley Authority (TVA), the largest and one of the most important public power companies in the United States. Like CleanSpark, GRIID has taken a community-first approach to building its data centers, embedding itself into the towns and communities it operates in. In addition to GRIID’s corporate headquarters in Cincinnati, Ohio, they operate a Research and Development Center in Austin, Texas, and a Development, Deployment, and Equipment Repair Center in Rutledge, Tennessee. Their four mining facilities are in Watertown, New York and Limestone, Maynardville and Lenoir City, Tennessee.

The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the third quarter of 2024. The acquisition is subject to GRIID shareholder approval and other customary closing conditions.

Advisors

Cozen O’Connor P.C. served as legal counsel for CleanSpark and Troutman Pepper Hamilton Sanders LLP served as legal counsel for GRIID in connection with the transaction.

About CleanSpark
CleanSpark (Nasdaq: CLSK) is America's Bitcoin Miner™. We own and operate data centers that primarily run on low-carbon power. Our infrastructure responsibly supports Bitcoin, the world's most important digital commodity and an essential tool for financial independence and inclusion. We cultivate trust and transparency among our employees and the communities we operate in. Visit our website at www.cleanspark.com.

About GRIID Infrastructure Inc.
GRIID is a purpose-built bitcoin mining company, founded in 2018, that has operated mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity. Headquartered in Cincinnati, Ohio, GRIID operates a R&D center in Austin, Texas and a development, deployment and equipment repair center in Rutledge, Tennessee. GRIID currently maintains mining facilities in Watertown, New York; Limestone, Maynardville and Lenoir City, Tennessee. To learn more, please visit www.griid.com.

Forward-Looking Statements

This communication includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between CleanSpark, Inc. (“CleanSpark”) and GRIID Infrastructure Inc. (“GRIID”), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of CleanSpark’s or GRIID’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, CleanSpark or GRIID expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond CleanSpark’s or GRIID’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: CleanSpark’s ability to successfully integrate GRIID’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that CleanSpark or GRIID will be unable to retain and hire key personnel; the risk associated with GRIID’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of CleanSpark common stock or GRIID common stock; risks that the proposed transaction disrupts current plans and operations of CleanSpark or GRIID and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; reliance on a limited number of key employees; the availability of financing opportunities and risks associated with economic conditions; dependency on continued growth in blockchain and bitcoin usage; anticipated additions to CleanSpark's hashrate and the timing thereof; the risk that the electrical power available to CleanSpark’s facilities does not increase as expected; the success of CleanSpark’s digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which CleanSpark and GRIID operate; increasing difficulty rates for bitcoin mining; bitcoin halving; changes in network and infrastructure; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth and ability to execute on business strategy; CleanSpark’s ability to remediate the material weakness identified in the internal control over financial reporting included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023; global and regional changes in the demand for the services of CleanSpark and GRIID, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure; insufficient liquidity; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; international monetary conditions and exchange rate fluctuations; CleanSpark’s ability to complete any other announced or any other future dispositions or acquisitions on time, if at all; security and cybersecurity threats and hacks; dependency on third parties to maintain cold and hot wallets that hold CleanSpark’s bitcoin; and other economic, business, competitive and/or regulatory factors affecting CleanSpark’s or GRIID’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to CleanSpark’s and GRIID’s respective periodic reports and other filings with the SEC, including the risk factors contained in CleanSpark’s and GRIID’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by applicable law, neither CleanSpark nor GRIID undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, CleanSpark intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of GRIID that also constitutes a prospectus of CleanSpark Common Stock to be offered in the proposed transaction. Each of CleanSpark and GRIID may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that CleanSpark or GRIID may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of GRIID. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about CleanSpark, GRIID and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by CleanSpark will be available free of charge on CleanSpark’s website at https://investors.cleanspark.com. Copies of the documents filed with the SEC by GRIID will be available free of charge on GRIID’s website at https://www.griid.com.

Participants in the Solicitation

CleanSpark, GRIID and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of CleanSpark is set forth in (i) CleanSpark’s proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation and Other Information”, “Proposal 1: Election of Directors”, “Board Matters and Corporate Governance”, “Certain Relationships and Related Transactions, and Director Independence” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on January 26, 2024 and is available at https://www.sec.gov/Archives/edgar/data/827876/000114036124004070/ny20013238x1_def14a.htm, (ii) CleanSpark’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on December 1, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/827876/000095017023067339/clsk-20230930.htm and (iii) to the extent holdings of CleanSpark’s securities by its directors or executive officers have changed since the amounts set forth in CleanSpark’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at https://www.sec.gov/edgar/browse/?CIK=827876&owner=exclude).

Information about the directors and executive officers of GRIID is set forth in (i) GRIID’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain

Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on April 26, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1830029/000095017024049275/grdi-20231231.htm and (ii) to the extent holdings of GRIID’s securities by its directors or executive officers have changed since the amounts set forth in GRIID’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at https://www.sec.gov/edgar/browse/?CIK=1830029&owner=exclude).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by CleanSpark and GRIID will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by CleanSpark will be available free of charge on CleanSpark’s website at https://investors.cleanspark.com and those filed by GRIID will be available free of charge on GRIID’s website at https://www.griid.com.

Investor Relations Contact
Brittany Moore
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com